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                                                                  EXHIBIT 10.8


                  SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT


       This Second Amendment to Revolving Credit Agreement (this
"Amendment"), made as of the 22 day of December, 1997, among LOT$OFF CORPORATION, 50-OFF TEXAS STORES, L.P., 50-OFF OPERATING COMPANY, and 50-OFF MULTISTATE OPERATIONS, INC., as Borrowers (collectively, the "Borrowers"), and GENERAL ELECTRIC CAPITAL CORPORATION, as Lender (the "Lender"),

                             W I T N E S S E T H:

       WHEREAS, the Borrowers and the Lender are parties to that certain Revolving Credit Agreement dated as of June 16, 1997, as amended by that certain First Amendment to Revolving Credit Agreement dated as of August 28, 1997 (as further amended, modified, restated or supplemented from time to time, the "Credit Agreement"); and

       WHEREAS, the Borrowers have requested that certain terms of the Credit Agreement be amended, and the Lender has agreed to the requested amendments on the terms and conditions set forth herein;

       NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, and further agree as follows:

       1. AMENDMENTS TO ARTICLE 1. Article 1 of the Credit Agreement is hereby amended by:

       (a) deleting the definitions of "BORROWING BASE" and "LOAN" set forth therein in the entirety and replacing such definitions, respectively, with the following:

             "'BORROWING BASE' shall mean, at any time, the lesser of (i) the Commitment and (ii) the sum of:

                (a) (i) from August 15 through December 15 in any year, up to sixty-five percent (65%) of Eligible Inventory valued at the lower of

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          fair market value or cost (on a first-in, first-out basis), and (ii)
          from December 16 through August 14 in any year, up to sixty percent (60%) of Eligible Inventory valued at the lower of fair market value or cost (on a first-in, first-out basis); PLUS

      (b)  the Over Advance Amount as of such time; __
  MINUS

      (c) the sum of: (i) a sales tax reserve equal to the outstanding sales tax liability of Borrowers as of the date of such calculation and
           (ii) the Reserves.

           "LOAN" shall mean the aggregate amount of Advances outstanding at any time (including Letter of Credit Obligations and the Funded Over Advance Amount), made on behalf of any Borrower."


      (b) adding the following definitions of "ADJUSTED BORROWING BASE", "FUNDED OVER ADVANCE AMOUNT", "LAWSUIT PROCEEDS", "MARGIN" and "OVER ADVANCE AMOUNT", respectively, in appropriate alphabetical order, thereto:

            "'ADJUSTED BORROWING BASE' shall mean, at any particular time, the Borrowing Base MINUS the Over Advance Amount.

            "FUNDED OVER ADVANCE AMOUNT" shall mean, at any particular time, the outstanding principal balance of the Loan MINUS the Adjusted Borrowing Base.

            "LAWSUIT PROCEEDS" shall mean the aggregate amount of cash due to the Borrowers in connection with any settlement, judgment, order or otherwise, in favor of the Borrowers in those certain litigation cases pending against Chase Manhattan Bank, Jefferies International, Ltd. and Jefferies & Company, as more fully described in the definition of "Lawsuit" set forth in the Reorganization Plan.

            "MARGIN" shall mean the per annum interest rate determined in accordance with Section 2.6(b).

            "OVER ADVANCE AMOUNT" shall mean (a) from December 22, 1997 through December 31, 1997, the amount of $1,000,000; (b) from January 1, 1998 through February 15, 1998, the amount of $2,000,000; and (c)on February 16, 1998 and at all times thereafter, zero."

      (c) deleting the definition of "STATED INDEX RATE" set forth therein in the entirety.

      2. AMENDMENT TO SECTION 2.6. Section 2.6 of the Credit Agreement, INTEREST ON LOAN, is hereby amended by deleting paragraphs (a) and (b) thereof in the entirety and replacing such paragraphs, respectively, with the following:

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               "(a) Borrowers shall be obligated to pay interest on the unpaid principal amounts of the Loan owing to Lender from the Funding Date until the Loan is paid in full at a floating rate per annum equal (i) the Index Rate in effect from month to month, PLUS (ii) the applicable Margin, payable monthly in arrears and due on the first day of each calendar month commencing on July 1, 1997 and on the date the Loan shall be repaid in full; provided, however, that upon the occurrence of a Default, interest on the Loan shall be calculated at a default rate per annum equal to (i) the Index Rate in effect from month to month, PLUS (ii)the applicable Margin, PLUS (iii) 2.00% per annum, and shall be payable upon demand.

               (b) The Margin shall be 5.00% per annum in connection with the Funded Over Advance Amount, and the Margin shall be 3.00% per annum in connection with all other unpaid principal amounts of the Loan."

      3. AMENDMENT TO SECTION 2.8. Section 2.8 of the Credit Agreement, APPLICATION OF PAYMENTS, is hereby deleted in the entirety and replaced with the following:

               "2.8 APPLICATION OF PAYMENTS. Except to the extent that Lender has agreed to a specific application of payments in this Agreement, each Borrower irrevocably waives the right to direct the application of any and all payments at any time or times hereafter received by Lender from or on behalf of any Borrower, and each Borrower irrevocable agrees that Lender shall have the continuing exclusive right to apply any and all such payments against the then due and payable Obligations of Borrowers and in repayment of the Loan and any other Obligations of Borrowers as Lender may reasonably deem advisable. In the absence of a specific determination by Lender with respect thereto and except as required by Section 2.18, the same shall be applied in the following order: (i) then due and payable fees and expenses; (ii) then due and payable interest payments on the Loan;
          (iii) then due and payable principal payments on the Loan (other than the Funded Over Advance Amount); (iv) then due and payable Funded Over Advance Amount; and (v) then to any other unpaid Obligations. Lender is authorized to, and at its option may, make advances on behalf of any Borrower for payment of all fees, expenses, charges, costs, principal and interest incurred by any Borrower hereunder. Such advances shall be made when and as any Borrower fails to pay promptly such fees, expenses, charges, costs, principal and interest and, at Lender's option and to the extent permitted by law, shall be deemed Advances constituting part of the Loan hereunder."

      4. AMENDMENT TO SECTION 2.14. Section 2.14 of the Credit Agreement, CLOSING, ADMINISTRATION, AND NON-USE FEES, is hereby amended by adding the following paragraph(d) at the end thereof:

               "(d) As additional compensation for Lender's costs and risks in making the total amount of the Commitment and the

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          Over Advance Amount available to Borrowers, and whether or not the
          Borrowers ever utilize the Over Advance Amount, Borrowers hereby agree to pay to Lender on January 1, 1998, a fee in the amount of $125,000. Such fee shall be fully earned on December 22, 1997 and non-refundable when paid. Additionally, the Borrowers hereby agree to pay to the Lender on February 16, 1998, a fee in the amount of 2.5% of the Lawsuit Proceeds by executing and delivering to the Lender on February 16, 1998, such documents and agreements (including opinions of counsel) as may be necessary or requested by the Lender to convey to the Lender 2.5% of the Borrowers' right, title and interest in and to the Lawsuit Proceeds, in form and substance satisfactory to the Lender; provided, however, the Borrowers shall not be required to pay such fee if, on February
          16, 1998, the Borrowers make the mandatory repayment of the Funded Over Advance Amount required by Section 2.18 hereof."

      5. AMENDMENT TO ARTICLE 2. Article 2 of the Credit Agreement, AMOUNT AND TERMS OF CREDIT, is hereby amended by adding the following Section 2.18 at the end thereof:

               "2.18 MANDATORY REPAYMENT OF FUNDED OVER ADVANCE AMOUNT. On February 16, 1997, the Borrowers shall make a mandatory repayment of the Loan in the amount of the then outstanding principal balance of the Funded Over Advance Amount, together with accrued interest thereon, and such repayment shall be applied to the Funded Over Advance Amount of the Loan."

      6. NO OTHER AMENDMENT. Except for the amendments expressly set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect. The Borrowers acknowledge and expressly agree that the Lender reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents.

      7. CONSENT TO PARTICIPATION OR ASSIGNMENT. Pursuant to Section 10.10 of the Credit Agreement, the Borrowers hereby consent to Lender's sale of participations, assignment, transfer or other disposition, at any time or times, of any interest in the Funded Over Advance Amount or of any portion thereof or interest therein, including Lender's rights, title, interests, remedies, powers or duties thereunder, whether evidenced by a writing or not. Each Borrower agrees that it will use its best efforts to assist and cooperate with Lender in any manner reasonably requested by Lender to effect any such sale of participations or assignment.

      8. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants in favor of the Lender as follows:

     (a) Such Borrower has the corporate power and authority (i) to enter into this Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

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               (b)  This Amendment has been duly authorized, validly executed and delivered by one or more authorized signatories of such Borrower, and constitutes the legal, valid and binding obligation of such Borrower, enforceable against it in accordance with its terms;

               (c) The execution and delivery of this Amendment and performance by such Borrower under the Credit Agreement, as amended hereby, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over such Borrower which has not already been obtained, nor contravene or conflict with the charter documents of such Borrower, or the provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which such Borrower is party or by which any of its properties are or may become bound;

               (d) As of the date hereof, and after giving effect to this Amendment (i) no Default or Event of Default exists under the Credit Agreement or is caused by this Amendment other than as disclosed on
          Schedule 1 attached hereto (and the Borrowers acknowledge that no Default or Event of Default disclosed on such Schedule 1 has been waived by the Lender and that the Lender reserves all rights and remedies with respect to such Defaults or Events of Default) and, and
          (ii) to the best of the Borrowers' knowledge, each representation and warranty set forth in Article 4 of the Credit Agreement is true and correct in all material respects, except (x) to the extent previously fulfilled in accordance with the terms of the Credit Agreement, as amended hereby, or (y) to the extent relating specifically to the Closing Date.

            9. CONDITIONS PRECEDENT TO EFFECTIVENESS. This Amendment shall become effective on the date that the Lender shall have received a duly executed original signature page to this Amendment from the Borrowers.

           10. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia, without reference to the conflicts or choice of law principles thereof.

           11. LOAN DOCUMENT. This Amendment shall be deemed to be a Loan Document for all purposes.

           12. EXPENSES. The Borrowers agree to pay all reasonable expenses of the Lender incurred in connection with this Amendment, including, without limitation, all fees and expenses of counsel to the Lender.

           13. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

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          IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first written above.

BORROWERS:               LOT$OFF CORPORATION, a Delaware corporation


                         By:  /s/ Charles J. Fuhrmann II
                              ------------------------------
                              Charles J. Fuhrmann, II
                              President


                              50-OFF MULTISTATE OPERATIONS, INC., a Nevada corporation


                         By:  /s/ Charles J. Fuhrmann II
                              ------------------------------
                              Charles J. Fuhrmann, II
                              President


                              50-OFF OPERATING COMPANY, a Nevada corporation


                         By:  /s/ Charles J. Fuhrmann II
                              ------------------------------
                              Charles J. Fuhrmann, II
                              President


                              50-OFF TEXAS STORES, L.P., a Texas limited partnership

                         By:  50-OFF Texas Management, Inc.,
                              a Nevada corporation,
                              its managing general partner


                         By:  /s/ Charles J. Fuhrmann II
                              ------------------------------
                              Charles J. Fuhrmann, II
                              President



LENDER:                  GENERAL ELECTRIC CAPITAL CORPORATION


                         By:   /s/ Timothy C. Huban
                               ------------------------------
                               Timothy C. Huban
                         Its:  Senior Vice President
                               ------------------------------

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Schedule 1